Exhibit 10.2

AMENDMENT NO. 3 TO NINTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 3 to Ninth Amended and Restated Receivables Purchase Agreement (this “Amendment”) is entered into as of March 27, 2020 among Dairy Group Receivables, L.P., a Delaware limited partnership (“Dairy Group”), Dairy Group Receivables II, L.P., a Delaware limited partnership (“Dairy Group II” and, together with Dairy Group, the “Sellers” and each a “Seller”), each of the parties listed on the signature pages hereof as a “Company” (the “Companies” and each a “Company”), each of the parties listed on the signature pages hereof as a “Financial Institution” (the “Financial Institutions” and each a “Financial Institution”) and Coöperatieve Rabobank U.A., New York Branch, as agent for the Purchasers (the “Agent”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in, or by reference in, the Ninth Amended and Restated Receivables Purchase Agreement, dated as of November 14, 2019, among the Seller Parties, Financial Institutions, Companies, the Agent and the Co-Agent (as amended by the Amendment No. 1 to Ninth Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2019, the Amendment No. 2 to Ninth Amended and Restated Receivables Purchase Agreement, dated as of February 10, 2020, the Final Order (as defined in the Dean Credit Agreement), and the Amended Bid Procedures Order (as defined in the Dean Credit Agreement), the “Existing Agreement,” and as further amended from time to time, the “Receivables Purchase Agreement”).

RECITALS:

WHEREAS, the Sellers wish to amend the Existing Agreement in certain respects, upon and subject to the terms and conditions set forth in this Amendment;

WHEREAS, pursuant to Section 14.1(b) of the Existing Agreement, each Company, each Seller and the Agent, at the direction of the Required Purchasers, may amend the Existing Agreement upon and subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments. Subject to the terms and conditions set forth herein and upon satisfaction of the conditions precedent set forth in Section 2 hereof, Exhibit I of the Existing Agreement is amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by inserting the text therein which is double underlined (indicated textually in the same manner as the following example: double underlined text) in the place where such text appears below:

“Dean Credit Agreement” means that certain Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of the Effective Date (as amended by the Final Order (as defined in the Dean Credit Agreement) ~~and~~, the Amended Bid Procedures Order (as defined in the Dean Credit Agreement), the First Amendment to Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of February 10, 2020, and the Second Amendment to Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of March 27, 2020), by and among Provider, the lenders from time to time party thereto, and Coöperatieve Rabobank U.A., New York Branch., as administrative agent, lead arranger and bookrunner, without giving effect to any further amendment, restatement, modification, waiver, refinancing or replacement thereof (including, without limitation, any extension of any time for compliance with, or other modification to the terms of, Section 5.14 of the Dean Credit Agreement), in each case, unless consented to in writing by the Agent and the Required Purchasers.

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Section 2. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a)                   Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment duly executed by each Company and each Seller.

(b)                  Amendment to Dean Credit Agreement. The Agent shall have received, on or before the date hereof, executed counterparts of the Second Amendment to Senior Secured Superpriority Debtor-In-Possession Credit Agreement, which amendment shall have become effective in accordance with its terms.

(c)                   Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement and in each other Transaction Document (except representations and warranties which relate to a specific date, which were true and correct as of such date) shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

(d)                  No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller shall be deemed to have represented and warranted as such).

Section 3. Release; Covenant not to Sue.

(a)                   In consideration of this Amendment and the agreements and waivers of the Agent and each Company set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Seller Party, and each of their respective successors and assigns (collectively, as the “Releasing Parties” and each, individually, as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Agent and each Company and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Agent, each Company and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever of every name and nature now known or unknown, suspected or unsuspected, both at law and in equity, which any Releasing Party may hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever, for or on account of, or in relation to, or in any way in connection with this Amendment or the transactions hereunder, in each case which has arisen at any time on or prior to the Amendment Effective Date; provided that for the avoidance of doubt, nothing in this Section 3 shall affect continuing obligations of the Releasees under this Amendment, the Existing Agreement and the other Transaction Documents.

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(b)                  Each Seller Party confirms, on behalf of itself and each other Releasing Party, that it and they (i) understand, acknowledge and agree that the releases set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release and (ii) agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

(c)                   Each Seller Party, on behalf of itself and each other Releasing Party, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to Section 3.

Section 4. Miscellaneous.

(a)                   Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser, the LC Bank or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” shall mean the Receivables Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

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(b)                  Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)                   Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(d)                  Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(e)                   GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

(f)                    Direction of Required Purchasers. By its execution of a signature page hereto, each Company and each Financial Institution represents to the Agent that, together with the other Companies and Financial Institutions executing a signature page hereto, all such Companies and Financial Institutions comprise the “Required Purchasers” and hereby directs the Agent to execute this Amendment.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DAIRY GROUP RECEIVABLES, L.P., as a Seller

By: Dairy Group Receivables GP, LLC

Its: General Partner

By:	/s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

DAIRY GROUP RECEIVABLES II, L.P., as a Seller

By: Dairy Group Receivables GP II, LLC

Its: General Partner

By:	/s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

Signature Page to Amendment No 3 to Ninth Amended and Restated Receivables Purchase Agreement

ALTA-DENA CERTIFIED DAIRY, LLC, as a Servicer
BERKELEY FARMS, LLC, as a Servicer
COUNTRY FRESH, LLC, as a Servicer
DEAN DAIRY HOLDINGS, LLC, as a Servicer
DEAN EAST, LLC as a Servicer
DEAN EAST II, LLC as a Servicer
DEAN FOODS NORTH CENTRAL, LLC, as a Servicer
DEAN FOODS OF WISCONSIN, LLC, as a Servicer
DEAN WEST, LLC, as a Servicer
DEAN WEST II, LLC, as a Servicer
FRIENDLY’S ICE CREAM HOLDINGS CORP., as a Servicer
FRIENDLY’S MANUFACTURING AND RETAIL, LLC, as a Servicer
GARELICK FARMS, LLC, as a Servicer
MAYFIELD DAIRY FARMS, LLC, as a Servicer
MIDWEST ICE CREAM COMPANY, LLC, as a Servicer
MODEL DAIRY, LLC, as a Servicer
REITER DAIRY, LLC, as a Servicer
SHENANDOAH’S PRIDE, LLC, as a Servicer
SOUTHERN FOODS GROUP, LLC, as a Servicer
SUIZA DAIRY GROUP, LLC, as a Servicer
TUSCAN/LEHIGH DAIRIES, INC., as a Servicer VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC, as a Servicer

By:	/s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

Signature Page to Amendment No 3 to Ninth Amended and Restated Receivables Purchase Agreement

DEAN FOODS COMPANY,
as a Provider

By:	/s/ Kristy N. Waterman
Name: Kristy N. Waterman
Title: Senior Vice President, General Counsel and Corporate Secretary

Signature Page to Amendment No 3 to Ninth Amended and Restated Receivables Purchase Agreement

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent

By:	/s/ Christopher Lew
Name: Christopher Lew
Title: MD

By:	/s/ Jinyang Wang
Name: Jinyang Wang
Title: Vice President

Signature Page to Amendment No 3 to Ninth Amended and Restated Receivables Purchase Agreement

COÖPERATIEVE RABOBANK U.A., as a Financial Institution

By:	/s/ T.V.H. Stive-Pham
Name: T.V.H. Stive-Pham
Title: Director

By:	/s/ E. Van Esveld
Name: E. Van Esveld
Title: M.D.

Signature Page to Amendment No 3 to Ninth Amended and Restated Receivables Purchase Agreement

NIEUW AMERSTERDAM RECEIVABLES CORPORATION B.V., as a Company

By:	/s/ M.W. Knol
Name: M.W. Knol
Title: Proxyholder

By:	/s/ Edwin van Ankeren
Name: Edwin van Ankeren
Title: Director

Signature Page to Amendment No 3 to Ninth Amended and Restated Receivables Purchase Agreement

ACF FINCO I LP, as a Company and Financial Institution

By:	/s/ Oleh Szczupak
Name: Oleh Szczupak
Title: Authorized Signor

Signature Page to Amendment No 3 to Ninth Amended and Restated Receivables Purchase Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Company and Financial Institution

By:	/s/ Julianne Low
Name: Julianne Low
Title: Senior Director

Signature Page to Amendment No 3 to Ninth Amended and Restated Receivables Purchase Agreement